SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY RETIREMENT RESERVES®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2011

Effective June 30, 2011, the following language replaces the second sentence in the "Annuity Date" section:

For a Qualified Contract, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 90th birthday. For a Non-Qualified Contract, subject to state approval, you may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 95th birthday.

Effective October 1, 2011, the Credit Suisse International Equity Flex III is closed to new investments and the following information is revised in the prospectus:

  All references to Credit Suisse and Credit Suisse International Equity Flex III are removed.
  The new Maximum Total Annual Fund Operating Expenses that appears on page 3 is 1.61%.
  The following information replaces the similar information that currently appears in the Examples section on page 4:

(1) Assuming maximum contract charges:

1 year	3 years	5 years	10 years
$ 267	$ 820	$ 1,400	$ 2,973

(2) Assuming current contract charges:

1 year	3 years	5 years	10 years
$ 246	$ 756	$ 1,293	$ 2,761

NRR7-11-02 September 30, 2011
1.913563.103